Exhibit 2

                                   ASSIGNMENT
                                   ----------

     This Assignment (the "Assignment") is made as of this 25th day of August, 1999, by TPG Magellan, LLC, a Delaware limited liability company (the "Assignor"), to TPG Partners II, L.P. ("Partners II"), TPG Parallel II, L.P. ("Parallel II"), TPG Investors II, L.P. ("Investors II"), and TPG 1999 Equity Partners, L.P. ("TPG 1999" and, together with Partners II, Parallel II and Investors II, the "Assignees").

                                    RECITALS
                                    --------

     WHEREAS, the Assignor and Magellan Health Services, Inc., ("Magellan") have entered into an Investment Agreement dated as of July 19, 1999 (the "Investment Agreement"), whereby the Assignor has agreed to purchase the Series A Preferred Stock and Series B Preferred Stock (as defined therein) pursuant to the terms and conditions set forth therein;

     WHEREAS, the Assignor may, pursuant to Section 11.09 of the Investment Agreement, assign all or any portion of its rights thereunder to any of its affiliates;

     WHEREAS, the Assignor and Magellan have entered into the Registration Rights Agreement (the "Registration Rights Agreement") dated as of July 19, 1999, whereby the Assignor has been granted certain registration rights;

     WHEREAS, the Assignor may, pursuant to Section 3.5 of the Registration Rights Agreement, assign all or any portion of its rights thereunder to any of its affiliates; and

     WHEREAS, the Assignor desires to transfer (A)(i) to Partners II its rights under the Investment Agreement to purchase 50,323 shares of the Series A Preferred Stock and 13,941 shares of the Series B Preferred Stock on the terms and conditions set forth therein, and its rights under the Registration Rights Agreement with respect thereto, (ii) to Parallel II its rights under the Investment Agreement to purchase 3,434 shares of the Series A Preferred Stock and 951 shares of the Series B Preferred Stock on the terms and conditions set forth therein, and its rights under the Registration Rights Agreement with respect thereto, (iii) to Investors II its rights under the Investment Agreement to purchase 5,249 shares of the Series A Preferred Stock and 1,454 shares of the Series B Preferred Stock on the terms and conditions set forth therein, and its rights under the Registration Rights Agreement with respect thereto and (iv) to TPG 1999 its rights under the Investment Agreement to purchase 57 shares of the Series A Preferred Stock and 16 shares of the Series B Preferred Stock on the terms and conditions set forth therein, and its rights under the Registration Rights Agreement with respect thereto, and (B) to each of the Assignees its rights and obligations under the Investment Agreement and the Certificates of Designation (such rights described in clauses (i) through (iv), together with all rights and obligations of the Assignor under the Investment Agreement and the Certificates of Designation, the "Assigned Rights").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, Assignor hereby agrees as follows:

                                    ARTICLE I

                                   ASSIGNMENT

     The Assignor hereby assigns, sets over, transfers, and conveys to the Assignees the Assigned Rights and the Assignees hereby assume all of the Assigned Rights.

                                   ARTICLE II

                               POWERS OF ASSIGNEE

     The Assignor expressly intends to confer on the Assignees any and all powers that the Assignees deem necessary or expedient to carry out the purposes of this Assignment.

                                   ARTICLE III

                             WAIVER AND MODIFICATION

     No waiver, modification, release, or cancellation of this Assignment or any portion of this Assignment shall be binding unless evidenced by a writing executed by the Assignor and the Assignees.

                                   ARTICLE IV

                           PERSONS BOUND BY ASSIGNMENT

     This Assignment shall inure to and be binding on the successors and assigns of the Assignor and the Assignees.

                                    ARTICLE V

                                  GOVERNING LAW

     This Assignment shall be governed by, construed, and enforced in accordance with the laws of the State of New York.

                                   ARTICLE VI

                                  EFFECTIVENESS

     This Assignment shall become effective as of this 25th day of August, 1999.

     IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed as of this 25th day of August, 1999.



TPG MAGELLAN, LLC
By:  TPG Advisors II, Inc., General Partner

     By:  /s/  RICHARD A. EKLEBERRY
          -------------------------
     Name:     Richard A. Ekleberry
     Title:    Vice President


                              TPG PARTNERS II, L.P.
                              By:  TPG GenPar II, L.P., General Partner
                                   By:  TPG Advisors II, Inc., General Partner

                                        By:  /s/  RICHARD A. EKLEBERRY
                                             -------------------------
                                        Name:     Richard A. Ekleberry
                                        Title:    Vice President

                              TPG PARALLEL II, L.P.
                              By:  TPG GenPar II, L.P., General Partner
                                   By:  TPG Advisors II, Inc., General Partner

                                        By:  /s/  RICHARD A. EKLEBERRY
                                             -------------------------
                                        Name:     Richard A. Ekleberry
                                        Title:    Vice President

                              TPG INVESTORS II, L.P.
                              By:  TPG GenPar II, L.P., General Partner
                                   By:  TPG Advisors II, Inc., General Partner

                              By:  /s/  RICHARD A. EKLEBERRY
                                   -------------------------
                              Name:     Richard A. Ekleberry
                              Title:    Vice President

                              TPG 1999 EQUITY PARTNERS II, L.P.
                              By:  TPG Advisors II, Inc., General Partner

                              By:  /s/  RICHARD A. EKLEBERRY
                                   -------------------------
                              Name:     Richard A. Ekleberry
                              Title:    Vice President